                                                                    EXHIBIT 32.2








                      STATEMENT OF CHIEF FINANCIAL OFFICER
                          OF INDUS INTERNATIONAL, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Annual Report of Indus International, Inc. (the "Company") on Form 10-K for the period ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Patrick M. Henn, Executive Vice President and Chief Financial Officer, certify, for the purposes of section 1350 of chapter 63 of title 18 of the United States Code, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

            1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Patrick M. Henn
---------------------------------------------
Patrick M. Henn
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)
June 13, 2006